UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2021
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of common stock, $0.0001 par value	SOFIW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 12, 2021, SoFi Technologies, Inc. issued a press release reporting its financial results for the three and six months ended June 30, 2021. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. This Exhibit 99.1 is deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is incorporated by reference in all appropriate filings under the Securities Act of 1933, as amended, except for the second paragraph and the section entitled "Guidance and Outlook", each of which shall be "furnished", not "filed".

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated August 12, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: August 12, 2021	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer